UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 14, 2009


                           American Eagle Energy Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                        333-143626               208642477
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

10B Time Centre, 53-55 Hollywood Road, Central, Hong Kong          n/a
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code 852 2521 5455


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On October 14, 2009, our board approved a forward split of our stock on a 1 old for 2 new basis, such that our authorized capital shall increase from 75,000,000 shares of common stock with a par value of $0.001 to 150,000,000 shares of common stock with a par value of $0.001 and, correspondingly, our issued and outstanding shares of common stock shall increase from 30,000,000 shares of common stock to 60,000,000 shares of common stock. The documents effecting the stock split were filed with the Nevada Secretary of State on October 15, 2009 with an effective date of October 26, 2009.

ITEM 7.01 REGULATION FD DISCLOSURE

The forward split will become effective with the Over-the-Counter Bulletin Board at the opening for trading on October 26, 2009 under the new stock symbol "AMZG". Our new CUSIP number is 02554E204.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.01 Certificate of Change


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE ENERGY INC.


/s/ Jay Jhaveri
---------------------------------
Jay Jhaveri
President

Date: October 27, 2009



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